UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 6, 2004

Pacific Biometrics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-21537	93-1211114
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

220 West Harrison St., Seattle, Washington		98119
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	206-298-0068

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 4.01. Changes in Registrant's Certifying Accountant.

On December 6, 2004, Grant Thornton LLP ("Grant Thornton") resigned as the independent registered public accounting firm of Pacific Biometrics, Inc. ("PBI").

During PBI’s two most recent fiscal years and the subsequent interim period through the date of Grant Thornton’s resignation on December 6, 2004, there were no disagreements between PBI and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its reports.

The audit reports of Grant Thornton on PBI’s consolidated financial statements for the past two fiscal years ended June 30, 2004 and 2003 contained an explanatory paragraph regarding PBI’s ability to continue as a going concern.

On September 20, 2004, in connection with Grant Thornton’s audit of PBI’s financial statements for the fiscal year ended June 30, 2004, Grant Thornton issued a written letter to PBI’s board of directors and audit committee that it had identified a significant deficiency regarding PBI’s internal controls. The deficiency noted was the lack of segregation of duties within the accounting department and the lack of written procedures with respect to certain of those duties. This significant deficiency was not believed to be a material weakness. On November 11, 2004, in connection with Grant Thornton’s review of PBI’s financial statements for the quarter ended September 30, 2004, Grant Thornton issued a second written letter to PBI’s board of directors and audit committee in which it concluded that there had been no significant improvements to address the prior identified deficiency.

Subsequent to November 11, 2004, PBI took corrective action to address this noted deficiency, including formally adopting written procedures for the segregation of duties within the accounting department. Although Grant Thornton has not evaluated these actions or performed additional procedures, PBI believes that its action adequately addresses the significant deficiency identified by Grant Thornton.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission dated December 10, 2004.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biometrics, Inc.

December 10, 2004	By:	/s/ Ronald R. Helm

Name: Ronald R. Helm
Title: Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

16..1	Letter re Change in Certifying Accountant